                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         ----------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 9, 1995



                       GREEN TREE FINANCIAL CORPORATION
                           as Servicer on behalf of
            Green Tree Securitized Net Interest Margin Trust 1995-A
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            (Exact name of registrant as specified in its charter)



            Delaware                   0-11652                 41-1815020
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  (State or other jurisdiction       (Commission             (IRS employer
        of incorporation)            file number)          identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


    Registrant's telephone number, including area code:     (612) 293-3400
                                                         --------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

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           (c) Exhibits.

               The following materials relating to Green Tree Securitized Net Interest Margin Trust 1995-A are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.   Description
               -----------   -----------

                    1.1      Underwriting Agreement

                    4.1 Trust Agreement between Finance I, Finance II and Wilmington Trust Company, as Trustee

                    4.2 Guarantee Fee Assignment between Green Tree Financial Corporation and Finance I

                    4.3 Residual Assets Assignment between Green Tree Financial Corporation, Finance I and Finance II

                    4.4 Transfer Agreement between Finance I, Finance II and the Trust

                    4.5      Finance I Limited Recourse Note

                    4.6 Servicing Agreement between Green Tree Financial Corporation and the Trust

                    4.7      Security Agreement between Finance I and the Trust

                    4.8 Administration Agreement among the Trust, First Trust National Association, as Administrator and Wilmington Trust Company, as Trustee

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION
                              as Servicer on behalf of Green Tree
                              Securitized Net Interest Margin Trust 1995-A



                              By:       /s/John W. Brink
                                  ---------------------------------------
                                  John W. Brink
                                  Executive Vice President, Treasurer and
                                  Chief Financial Officer
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                               INDEX TO EXHIBITS



Exhibit Number                                                             Page
- --------------                                                             ----

1.1        Underwriting Agreement

4.1        Trust Agreement between Finance I, Finance II and
           Wilmington Trust Company, as Trustee

4.2        Guarantee Fee Assignment between Green Tree Financial
           Corporation and Finance I

4.3 Residual Assets Assignment between Green Tree Financial Corporation, Finance I and Finance II

4.4        Transfer Agreement between Finance I, Finance II and the
           Trust

4.5        Finance I Limited Recourse Note

4.6        Servicing Agreement between Green Tree Financial
           Corporation and the Trust

4.7        Security Agreement between Finance I and the Trust

4.8        Administration Agreement among the Trust, First Trust
           National Association, as Administrator and Wilmington
           Trust Company, as Trustee